Exhibit 99.1

March 31, 2026

For Release:	Immediately

Refer to:

Ashley Hennessey; gentry_ashley_jo@lilly.com; 317-416-4363 (Media)

Michael Czapar; czapar_michael_c@lilly.com; 317-617-0983 (Investors)

Kristen Sheppard; Kristen.sheppard@centessa.com, 857-998-1877 (Centessa)

Lilly to acquire Centessa Pharmaceuticals to advance treatments for sleep-wake disorders

Centessa’s OX2R agonist pipeline includes a potential best-in-class therapeutic with significant promise to meaningfully improve outcomes across a range of sleep-wake disorders

Acquisition expands Lilly’s neuroscience portfolio and capabilities into sleep medicine

INDIANAPOLIS, BOSTON, and LONDON, March 31, 2026 – Eli Lilly and Company (NYSE: LLY) and Centessa Pharmaceuticals plc (Nasdaq: CNTA), a clinical-stage company developing a new class of medicines for the treatment of excessive daytime sleepiness and other neurological conditions, today announced a definitive agreement for Lilly to acquire Centessa.

Centessa is advancing a pipeline of orexin receptor 2 (OX2R) agonists designed to address the neurobiological system critical to the sleep-wake cycle to treat excessive daytime sleepiness and disorders of impaired wakefulness. Its lead investigational candidate cleminorexton (formerly ORX750) has demonstrated a potential best-in-class profile in Phase 2a clinical studies across narcolepsy type 1, narcolepsy type 2, and idiopathic hypersomnia. Centessa’s OX2R agonist portfolio includes additional clinical and preclinical-stage assets with potential utility across a broader range of neurological, neurodegenerative, and neuropsychiatric conditions.

“Orexin receptor biology represents one of the most compelling mechanistic opportunities in neuroscience as a direct intervention on the master switch of the sleep-wake cycle. Centessa has assembled a portfolio with the breadth and depth to improve wakefulness across a broad array of indications,” said Carole Ho, executive vice president and president, Lilly Neuroscience. “Joining forces with Centessa colleagues means we can now pursue that potential at the speed and scale it deserves.”

“Centessa is at the forefront of orexin science, and we’ve built a potential best-in-class portfolio of OX2R agonists with a level of depth and breadth that could help redefine what’s possible in neuroscience,” said Mario Alberto Accardi, PhD, Chief Executive Officer of Centessa and Founder of the Orexin Program. “Driven by a bold vision, our team has advanced an innovative portfolio with the speed, rigor and conviction needed to lead a new era of orexin-based therapeutics. Now, we are thrilled to take our next step toward a potential combination with Lilly who shares our vision. By combining Centessa’s team and capabilities with Lilly’s global complementary research, clinical, regulatory and commercial capabilities, we will seek to accelerate the advancement of our orexin portfolio across a broad range of neuroscience indications for the benefit of patients in need. I’m incredibly proud of what our team has achieved and deeply grateful to the investigators, study participants, employees and shareholders who have made our progress possible. This milestone reflects not only the strength of our science, but also the transformative potential of our orexin portfolio for patients who urgently need new solutions.”

Under the terms of the transaction agreement, Lilly will acquire all of the issued and to be issued share capital of Centessa (including the American Depositary Shares (ADSs) representing ordinary shares) for $38.00 in cash per share plus one non-transferrable contingent value right (CVR) that entitles the holder to receive up to an aggregate of $9.00 subject to the achievement of three milestones described below, for total potential aggregate per share consideration of up to $47.00. CVR holders would become entitled to receive contingent payments as follows: (i) $2.00 per CVR in cash, upon U.S. FDA approval of cleminorexton (formerly ORX750) or ORX142 for the treatment of narcolepsy type 2 prior to the fifth anniversary of transaction closing; (ii) $5.00 per CVR in cash, upon U.S. FDA approval of cleminorexton (formerly ORX750) or ORX142 for the treatment of idiopathic hypersomnia prior to the fifth anniversary of transaction closing; and (iii) $2.00 per CVR in cash, upon the first U.S. FDA approval of cleminorexton (formerly ORX750) or ORX142 for the treatment of any indication prior to January 1, 2030. There can be no assurance that any payments will be made with respect to the CVR.

The upfront cash consideration represents an aggregate equity value of approximately $6.3 billion and the CVR represents an additional potential aggregate equity value of approximately $1.5 billion.

The transaction, which will be effectuated by way of a scheme of arrangement under the laws of England and Wales, is expected to close in the third quarter, subject to approval by Centessa shareholders, sanction by the High Court of Justice of England and Wales and satisfaction of other customary closing conditions, including regulatory approvals.

The cash consideration payable at closing represents a premium of approximately 40.5% to the 30-day volume-weighted average trading price of Centessa’s ADSs ended on March 30, 2026. The boards of directors of both companies have approved the transaction.

To demonstrate their commitment to the transaction, entities affiliated with Medicxi Ventures, entities affiliated with Index Ventures, and affiliates of General Atlantic have signed voting and support agreements whereby they agree to vote to approve the transaction. The shares subject to the agreements represent a total of approximately 24.1% of Centessa’s outstanding ordinary shares (represented by ADSs).

Lilly will determine the accounting treatment of this transaction in accordance with Generally Accepted Accounting Principles (GAAP) upon closing. This transaction will thereafter be reflected in Lilly’s financial results and financial guidance.

Morgan Stanley & Co. LLC is acting as exclusive financial advisor and Kirkland & Ellis LLP is acting as legal counsel to Lilly. Centerview Partners LLC and Jefferies LLC are acting as financial advisors and Goodwin Procter LLP is acting as legal counsel to Centessa.

About Lilly

Lilly is a medicine company turning science into healing to make life better for people around the world. We’ve been pioneering life-changing discoveries for nearly 150 years, and today our medicines help tens of millions of people across the globe. Harnessing the power of biotechnology, chemistry and genetic medicine, our scientists are urgently advancing new discoveries to solve some of the world’s most significant health challenges: redefining diabetes care; treating obesity and curtailing its most devastating long-term effects; advancing the fight against Alzheimer’s disease; providing solutions to some of the most debilitating immune system disorders; and transforming the most difficult-to-treat cancers into manageable diseases. With each step toward a healthier world, we’re motivated by one thing: making life better for millions more people. That includes delivering innovative clinical trials that reflect the diversity of our world and working to ensure our medicines are accessible and affordable. F-LLY

About Centessa Pharmaceuticals

Centessa Pharmaceuticals plc is a clinical-stage pharmaceutical company with a mission to discover, develop and ultimately deliver medicines that are transformational for patients. We are pioneering a new class of potential therapies within our orexin receptor 2 (OX2R) agonist program for the treatment of excessive daytime sleepiness, impaired attention, cognitive deficits and fatigue across neurological, neurodegenerative and neuropsychiatric disorders.

UK Takeover Code Does Not Apply

Centessa is not a company subject to regulation under the United Kingdom City Code on Takeovers and Mergers (the “UK Takeover Code”), therefore no dealing disclosures are required to be made under Rule 8 of the UK Takeover Code by shareholders of Centessa or Lilly.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Transaction”) between Centessa and Lilly, Centessa intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”), the definitive version of which (if and when available) will be mailed to Centessa securityholders. Centessa may also file other documents with the SEC regarding the Transaction. This communication is not a substitute for the Proxy Statement or any other document which Centessa may file with the SEC. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF CENTESSA, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Proxy Statement and other relevant documents containing important information about Lilly, Centessa and the Transaction (if and when they become available) once such documents are filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Centessa will be available free of charge on Centessa’s website at investors.centessa.com or by contacting Centessa’s Investors Relations Department at investors@centessa.com.

Participants in the Solicitation

Centessa, Lilly and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of Centessa in respect of the Transaction. Centessa shareholders may obtain information regarding Centessa’s directors and executive officers in Centessa’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 24, 2025 and Centessa’s definitive proxy statement for its 2025 Annual General Meeting, which was filed with the SEC on May 6, 2025, as well as any statements of beneficial ownership filed with the SEC after such proxy statement. Information regarding Lilly’s directors and executive officers is contained in Lilly’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 12, 2026 and Lilly’s definitive proxy statement for its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 20, 2026, as well as any statements of beneficial ownership filed with the SEC after such proxy statement. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Transaction. You may obtain free copies of these documents (if and when they become available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the Transaction. Such forward-looking statements include, but are not limited to, statements regarding: the Transaction; the prospective benefits of the Transaction; potential contingent consideration amounts and terms; the parties’ ability to satisfy the conditions to the consummation of the Transaction, including in connection with obtaining shareholder, High Court and regulatory approvals, and the expected timetable for the Transaction; the anticipated occurrence, manner and timing of the closing of the Transaction; Centessa’s product candidates and ongoing clinical and preclinical development; Lilly’s neuroscience programs and pipelines and its potential development of programs targeting sleep-wake disorders; and the accounting treatment of the potential acquisition under GAAP and its potential impact on Lilly’s financial results and financial guidance. All statements other than statements of historical facts are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,”

“expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on current beliefs and expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements.

These risks and uncertainties include, but are not limited to: the possibility that Centessa’s shareholders may not approve the implementation of the Transaction; the Scheme of Arrangement implementing the Transaction is not sanctioned by the High Court of Justice of England and Wales; Centessa’s receipt of any competing offers or acquisition proposals; a failure to (or delay in) receiving the required regulatory clearances for the Transaction; a condition to closing of the Transaction may not be satisfied (or waived); the ability of each party to consummate the Transaction; the closing of the Transaction might be delayed or not occur at all; the diversion of management time and attention from ongoing business operations and opportunities; the response of competitors to the Transaction; the effect of the Transaction and the public announcement of the Transaction on Centessa’s operations and its relationships with its suppliers, business partners, management and employees, including its ability to attract and retain key personnel; Lilly’s ability to successfully integrate Centessa and execute on the continued development of Centessa’s programs following the closing of the Transaction; the outcome of any legal proceedings that could be instituted against the parties to the Transaction; the risks inherent in drug research, development and commercialization; disruption in Centessa’s plans and operations attributable to the Transaction; changes in Centessa’s business during the period between announcement and closing of the Transaction; Lilly’s evaluation of the accounting treatment of the Transaction and its potential impact on its financial results and financial guidance; the effects of the Transaction (or the announcement thereof) on Centessa’s share price; the risks related to non-achievement of any milestone and that holders of the CVRs will not receive any payments in respect of the CVRs; relationships with key third parties or governmental entities; regulatory changes and developments; and the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures, and similar restrictions. For further discussion of these and other risks and uncertainties, see Lilly’s and Centessa’s periodic reports filed with the SEC, including their most recent Form 10-K filed with the SEC. There can be no assurance that the Transaction will be consummated in the anticipated timeframe or at all, that any event, change or other circumstance that could give rise to the termination of the definitive agreement for the Transaction will not occur, that Lilly will realize the expected benefits of the Transaction or that any product candidates will be approved on anticipated timelines or at all. All forward-looking statements in this communication are based on information available to Lilly and Centessa as of the date of this communication. Lilly and Centessa each expressly disclaim any obligation to publicly update or revise the forward-looking statements, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

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